EXHIBIT 10.80

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°4

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 1/10

AMENDMENT N° 4 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°4 (the “Amendment N°4”) dated 27 December 2017 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.  The Buyer and the Seller have signed on 03 March 2015 a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.  The Buyer and the Seller have signed an amendment n°1 dated 31 May 2016 with reference CLC-CT1614983 (“Amendment N°1”) whereby the Buyer [*].

C.   The Buyer and the Seller have signed an amendment n°2 dated 19 June 2017 with reference CLC-CT1702508 (“Amendment N°2”) for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo aircraft.

D.  The Buyer and the Seller have signed an amendment n°3 dated 02 October 2017 with reference CLC-CT1705177 (“Amendment N°3”) in order to [*].

E.  [*]

F.  [*], the Buyer and the Seller have entered into:

- an amendment N°8 to the A350 Agreement dated as of even date herewith to provide for [*] (the “A350 Amendment”); and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 2/10

- an amendment N°21 to the A320 NEO Agreement dated as of even date herewith to provide for the purchase of two (2) incremental A320 NEO aircraft and four (4) incremental A321 NEO aircraft (the “A320 NEO Amendment”).

G.  [*]

H.  The Parties now wish to enter into this Amendment N°4 in order to, among other things, (i) provide the terms under which the Seller shall manufacture and sell and the Buyer shall purchase two (2) incremental A330-900neo aircraft (subject to the terms and conditions of the Agreement) and (ii) [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°4. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 3/10

1.        INCREMENTAL AIRCRAFT

1.1       [*], the Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, two (2) incremental A330-900neo aircraft (the “Amendment N°4 Aircraft”), [*].

1.2[*]

2.[*]

2.1       The Buyer and the Seller understand and agree that the Amendment N°4 Aircraft shall be manufactured in accordance with the A330-900 standard specification document [*].

3.        DELIVERY SCHEDULE OF THE INCREMENTAL AIRCRAFT

The Scheduled Delivery Month of the Amendment N°4 Aircraft shall be as follows:

Aircraft Rank	Scheduled Delivery Month	Aircraft Type
N°28	[*]	A330-900neo
N°29	[*]	A330-900neo

4.        [*]

5.        [*]

6.        [*]

7.        [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 4/10

8.        SUPPORT / TRAINING MATTERS

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-nine (29) Aircraft firmly ordered unless otherwise specified. In the event that the Agreement is terminated in respect of any Aircraft, then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1              FLIGHT OPERATIONS TRAINING

1.1           Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2           Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3           Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a pro-rata basis to each of the Initial Operators.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 5/10

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4           Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

2              PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3              MAINTENANCE TRAINING

3.1           The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2           The Seller will provide to the Buyer [*] in total for the fleet of twenty-nine (29) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4              TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1           For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2           For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3           For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4           For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 6/10

UNQUOTE

9.         EFFECTIVITY

This Amendment N°4 will enter into full force and be binding upon the Parties upon the fulfilment of each of the following conditions (the “Conditions”):

[*]

If the Conditions are not fulfilled on or before 29 December 2017, this Amendment N°4 shall be terminated without further act and the Buyer and the Seller shall have no obligation or liability to the other, whether in contract or otherwise in respect of this Amendment N°4.

10.       INCONSISTENCY AND CONFIDENTIALITY

10.1     In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°4, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

10.2    This Amendment N°4 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

10.3    This Amendment N°4 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

11.       COUNTERPARTS

This Amendment N°4 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

12.       LAW AND JURISDICTION

This Amendment N°4 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 7/10

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°4 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 8/10

IN WITNESS WHEREOF this Amendment N°4 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ Christophe Mourey

By: John L. Plueger	By: Christophe Mourey

Its: CEO & President	Its: Senior Vice President Contracts

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 9/10

APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2018	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2023	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 10/10

LETTER AGREEMENT N°1 TO AMENDMENT N°4

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

27 December 2017

Subject: TECHNICAL MATTERS

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N°4 dated even date herewith (the “Amendment”) to the A330-900neo Purchase Agreement dated as of 03 March 2015 (the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions in respect of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 1/3

LETTER AGREEMENT N°1 TO AMENDMENT N°4

1  [*]

2ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this Letter Agreement as if the same were set out in full herein, mutatis mutandis.

3LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Agreement shall apply to this Letter Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 2/3

LETTER AGREEMENT N°1 TO AMENDMENT N°4

If the foregoing sets forth our understanding please execute two (2) originals thereof in the space provided and return one (1) original to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Air Lease Corporation	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ Christophe Mourey

Name: John L. Plueger	Name: Christophe Mourey

Title: CEO & President	Title: Senior Vice President Contracts

Amendment Nº4 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1709653	Page 3/3